Exhibit 99.2

RespireRx Pharmaceuticals Inc. to Present at the 2017

Marcum MicroCap Conference

CEO to review: dronabinol, a Phase 3-ready medicine for the treatment of obstructive sleep apnea; and ampakines, Phase 2 drug candidates for multiple disrupted respiratory indications

Glen Rock, N.J., June 14, 2017/Globe Newswire – RespireRx Pharmaceuticals Inc. (OTC QB: RSPI) (“RespireRx” or the “Company”), a leader in the development of medicines for the treatment of respiratory disorders for which there are no approved pharmaceuticals, particularly sleep apneas and respiratory depression resulting from pain management medicines and disabilities such as spinal cord injury, announces that the Company’s President, Chief Executive Officer and Vice Chairman of the Board of Directors, James S. Manuso, Ph.D., will present at the 2017 Marcum MicroCap Conference on Friday, June 16, 2017 at 10:00 AM Eastern Standard Time. The Conference is organized by Marcum LLP, an independent public accounting and advisory services firm. Presentations will be held at the Grand Hyatt Hotel in New York from June 15 - 16, 2017.

Dr. Manuso will discuss results from the successfully completed PACE Phase 2B trial, conducted by Dr. David Carley and colleagues at the University of Illinois at Chicago and Northwestern University, in which dronabinol (oral) was tested for the treatment of obstructive sleep apnea (“OSA”). In addition, Dr. Manuso will discuss results from a successfully completed Phase 2A trial, in which acutely administered CX-1739 (oral) reduced opioid-induced respiratory depression in a clinical model of chronic opioid consumption. Dr. Manuso will also provide a summary of near term plans and goals, background information and descriptions of other product pipeline candidates.

Dr. Manuso’s presentation will be available by live webcast streaming online and archived for 90 days. To access the webcast, go to http://wsw.com/webcast/marcum5/rspi or visit the RespireRx website at www.respirerx.com, click on the same link on the home page, or, click on the Investors tab and follow the links to this press release and click the webcast link.

A copy of the slide presentation to be presented at the conference will be submitted to the Securities and Exchange Commission in a Current Report on Form 8-K prior to the presentation and will also be available in the investors section of the RespireRx website.

Comments by the Company’s President and Chief Executive Officer

Dr. James S. Manuso, commented, “We are pleased to be represented at this very important microcap conference, especially after having the dronabinol and CX1739 opportunities presented at the Sleep 2017 meeting last week in Boston, MA, where our efforts were well received by the medical and research community. Obstructive sleep apnea and opioid induced respiratory depression, our most mature programs, as well as all of our other programs, all addressing neurologically controlled disordered breathing, are aimed at critically important poorly met or unmet medical needs. I look forward to reporting to you on our progress in the months ahead.”

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.RespireRx.com

About RespireRx Pharmaceuticals Inc.

RespireRx Pharmaceuticals Inc. is a leader in the development of medicines for respiratory disorders, with a focus on sleep apneas and drug-induced respiratory depression. The Company owns patents and patent applications, and holds exclusive licenses, for certain families of chemical compounds that claim the chemical structures and their use in the treatment of these and other disorders. Pending additional funding, during 2017, the Company plans to: 1) meet with the FDA to discuss its Phase 3 clinical trial program to test the safety and efficacy of dronabinol (oral) for the treatment of OSA; 2) file an IND and initiate a Phase 2 clinical trial investigating the ability of CX717 to improve breathing in patients with spinal cord injury; and 3) file an IND and initiate a Phase 2 clinical trial investigating the ability of CX1739 to reduce central sleep apnea in patients taking chronic opioids.

RespireRx’s pharmaceutical candidates in development are derived from two platforms, as described below.

The first platform is the class of compounds known as cannabinoids, including dronabinol. Under a license agreement with the University of Illinois, the Company has rights to patents claiming the use of cannabinoids for the treatment of sleep-related breathing disorders. As reported in a press release and on Form 8-K on December 23, 2016, Dr. David Carley and colleagues at the University of Illinois at Chicago and Northwestern University successfully completed the PACE (Pharmacotherapy of Apnea by Cannabimimetic Enhancement) trial, a potentially pivotal, six week, double-blind, placebo-controlled Phase 2B study of dronabinol for the treatment of OSA. Dronabinol significantly improved the primary outcome measures of Apnea Hypopnea Index (“AHI”), daytime sleepiness as measured by the Epworth Sleepiness Scale (“ESS”) and overall patient satisfaction as measured by the Treatment Satisfaction Questionnaire for Medications (“TSQM”). This study was fully funded by the National Heart, Lung and Blood Institute of the National Institutes of Health. The Company did not manage or fund this clinical trial.

In an earlier placebo-controlled, dose-ascending Phase 2A clinical study conducted by the Company, dronabinol produced a statistically significant reduction in the AHI, the primary therapeutic end-point, and was observed to be safe and well-tolerated in a group of patients with OSA.

The second platform of medicines being developed by RespireRx is a class of proprietary compounds known as ampakines that act to enhance the actions of the excitatory neurotransmitter glutamate at AMPA glutamate receptor sites in the brain. Several ampakines in both oral and injectable form are being developed by the Company for the treatment of a variety of breathing disorders. In a recently completed Phase 2A clinical trial, acute administration of CX-1739 (oral) reduced the respiratory depression produced by remifentanil, a potent opioid, in a clinical model of chronic opioid consumption, without altering its analgesic effects. Furthermore, ampakines have have been demonstrated to improve breathing in animal models of disorders such as spinal cord injury, Pompé Disease, and perinatal respiratory distress. The Company’s compounds belong to a new class of ampakines that do not display the undesirable side effects previously reported for earlier generations of ampakines.

Additional information about the Company and the matters discussed herein can be obtained on the Company’s web-site at www.RespireRx.com or in the Company’s filings with the U.S. Securities and Exchange Commission on EDGAR at www.sec.gov.

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.RespireRx.com

Special Note Regarding Forward-Looking Statements: Certain statements included or incorporated by reference in this news release, including information as to the future financial or operating performance of the Company and its drug development programs, constitute forward-looking statements. The words “believe,” “expect,” “anticipate,” “contemplate,” “target,” “plan,” “intend,” “continue,” “budget,” “estimate,” “may,” “schedule” and similar expressions identify forward-looking statements. Forward-looking statements include, among other things, statements regarding future plans, targets, estimates and assumptions. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Many factors could cause the Company’s actual results to differ materially from those expressed or implied in any forward-looking statements made by, or on behalf of, the Company. Due to these various risks and uncertainties, actual events may differ materially from current expectations. Investors are cautioned that forward-looking statements are not guarantees of future performance and, accordingly, investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein. Forward-looking statements are made as of the date of this news release and the Company disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or results or otherwise.

Company Contact:

Jeff Margolis
Vice-President, Treasurer and Secretary

Telephone: (917) 834-7206
E-mail: jmargolis@respirerx.com

RespireRx Pharmaceuticals Inc., 126 Valley Road, Suite C, Glen Rock, NJ 07452

www.RespireRx.com